Exhibit 99.2
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JUNE 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

Class 1-A1..$             54.54893444      Class 1-A13.$            0.00000000
Class 1-A2..$              0.00000000      Class 1-A14.$            0.00000000
Class 1-A3..$              0.00000000      Class 1-A15.$            0.00000000
Class 1-A4..$              0.00000000      Class 1-PO..$            0.97719284
Class 1-A5..$              5.08303664      Class 1-M...$            0.69113086
Class 1-A6..$              0.00000000      Class 1-B1..$            0.69113037
Class 1-A7..$              0.00000000      Class 1-B2..$            0.69113030
Class 1-A8..$              0.00000000      Class 1-B3..$            0.69113249
Class 1-A9..$              0.00000000      Class 1-B4..$            0.69113333
Class 1-A10.$              0.00000000      Class 1-B5..$            0.69113777
Class 1-A11.$              0.00000000      Class 1-R...$            0.00000000
Class 1-A12.$              0.00000000      Class 1-RL..$            0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 1-A1..$             41.79846845      Class 1-A13.$            0.00000000
Class 1-A2..$              0.00000000      Class 1-A14.$            0.00000000
Class 1-A3..$              0.00000000      Class 1-A15.$            0.00000000
Class 1-A4..$              0.00000000      Class 1-PO..$            0.74878024
Class 1-A5..$              3.89490920      Class 1-M...$            0.00000000
Class 1-A6..$              0.00000000      Class 1-B1..$            0.00000000
Class 1-A7..$              0.00000000      Class 1-B2..$            0.00000000
Class 1-A8..$              0.00000000      Class 1-B3..$            0.00000000

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Class 1-A9..$              0.00000000      Class 1-B4..$            0.00000000
Class 1-A10.$              0.00000000      Class 1-B5..$            0.00000000
Class 1-A11.$              0.00000000      Class 1-R...$            0.00000000
Class 1-A12.$              0.00000000      Class 1-RL..$            0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

Class 1-A1..$              4.95535847      Class 1-A13.$            0.00000000
Class 1-A2..$              6.12500023      Class 1-A14.$            6.25000000
Class 1-A3..$              6.12500000      Class 1-A15.$            6.25000000
Class 1-A4..$              6.12500000      Class 1-M...$            6.23319707
Class 1-A5..$              5.11565377      Class 1-B1..$            6.23319648
Class 1-A6..$              5.20833393      Class 1-B2..$            6.23319697
Class 1-A7..$              2.25740086      Class 1-B3..$            6.23319763
Class 1-A8..$              6.25000000      Class 1-B4..$            6.23320000
Class 1-A9..$              6.04166667      Class 1-B5..$            6.23319996
Class 1-A10.$              0.06666667      Class 1-R...$            6.30000000
Class 1-A11.$              0.14166667      Class 1-RL..$            6.30000000
Class 1-A12.$              6.25000000      Class 1-S...$            0.31988415

     4.   Accrual Amount:

          Class A13A.....................................$                0.00
          Class A13B.....................................$            1,922.32


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution..$           63,522.99

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date....$      290,525,733.27


          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above..............                1,009

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                               Class Certificate                Single
                               Principal Balance         Certificate Balance
                               -----------------         -------------------

         Class 1-A1.....$          10,323,675.05    $                754.49
         Class 1-A2.....$          21,547,000.00    $              1,000.00
         Class 1-A3.....$          59,904,000.00    $              1,000.00
         Class 1-A4.....$          79,616,000.00    $              1,000.00
         Class 1-A5.....$          14,348,067.51    $                977.12
         Class 1-A6.....$           2,791,000.00    $              1,000.00
         Class 1-A7.....$          17,139,067.51    $                980.78
         Class 1-A8.....$          25,145,000.00    $              1,000.00
         Class 1-A9.....$          24,000,000.00    $              1,000.00
         Class 1-A10....$          24,000,000.00    $              1,000.00
         Class 1-A11....$          24,000,000.00    $              1,000.00
         Class 1-A12....$           3,480,000.00    $              1,000.00
         Class 1-A13....$             309,492.96    $                 50.75
         Class 1-A14....$          31,000,000.00    $              1,000.00
         Class 1-A15....$           2,500,000.00    $              1,000.00
         Class 1-PO.....$             608,391.31    $                985.49
         Class 1-M......$           4,485,787.83    $                996.62
         Class 1-B1.....$           3,738,322.63    $                996.62
         Class 1-B2.....$           3,288,846.89    $                996.62
         Class 1-B3.....$           1,346,433.98    $                996.62
         Class 1-B4.....$             896,958.23    $                996.62
         Class 1-B5.....$           1,196,556.88    $                996.62
         Class 1-R......$                 100.00    $              1,000.00
         Class 1-RL.....$                 100.00    $              1,000.00
         Class 1-S......$         264,473,710.64    $                966.58

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

                     book value........................$                  0.00
                     unpaid principal balance..........$                  0.00
                     number of related mortgage loans..                      0

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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                Number           9     Principal Balance $         2,662,919.37
                                 -                       ----------------------
               (2)  60-89 days
                Number           3     Principal Balance $           974,794.57
                                 -                       ----------------------
               (3)  90 days or more
                Number           0     Principal Balance $                 0.00
                                 -                       ----------------------

          (b)  in foreclosure
                Number           1     Principal Balance $           300,975.81
                                 -                       ----------------------

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):..................$                  0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 1-S:...............................              0.395300%

          1.  Senior Percentage for such Distribution Date:        94.85350300%

          2.  Group I Senior Percentage for such Distribution
              Date:.....................................           94.85350300%

          3.  Group II Senior Percentage for such Distribution
              Date:.....................................            0.00000000%

          4.  Senior Prepayment Percentage for such Distribution
              Date: ....................................          100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date:........................          100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date:........................            0.00000000%

          7.  Junior Percentage for such Distribution Date:         5.14649700%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ....................................            0.00000000%